THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND BLUE SKY LAWS.

                                CV THERAPEUTICS, INC.

                      SERIES A PREFERRED STOCK PURCHASE WARRANT

NO.  WA-______                                                   October 2, 1992

    CV Therapeutics, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received,_________________, or any transferee who has received this warrant (the "Warrant") in compliance with applicable law (the "Holder"), is entitled, on the terms set forth below, to purchase from the Company, on or before the Expiration Date (as defined in Section 13 below)
__________________________________ (      ) shares of Series A Preferred Stock
of the Company at a price of $0.80 per share, subject to adjustment as provided below (the "Exercise Price").

    1. EXERCISE OF WARRANT. The Holder may exercise this Warrant at any time or from time to time on any business day prior to or on the Expiration Date, for the full or any lesser number of shares of Series A Preferred Stock purchasable hereunder, by surrendering this Warrant to the Company at its principal office, with a duly executed Subscription Form (in substantially the form attached hereto), together with payment of the sum obtained by multiplying the number of shares of Series A Preferred Stock to be purchased by the Exercise Price then in effect. Promptly after such exercise, the Company shall issue and deliver to or upon the order of the Holder a certificate or certificates for the number of shares of Series A Preferred Stock issuable upon such exercise, and the Company will pay all taxes in connection with the issue thereof. All shares of Series A Preferred Stock which may be issued upon exercise of this Warrant will, upon issuance by the Company in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable, and free from all taxes and liens with respect to the issuance thereof. To the extent permitted by law, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, even if the Company's stock transfer books are at that time closed, and the Holder shall be treated for all purposes as the holder of record of the Series A Preferred Stock to be issued upon such exercise as of the close of business on such date. Upon any partial exercise, the Company will issue to or upon the order of the Holder a new Warrant for the number of shares of Series A Preferred Stock as to which this Warrant has not been exercised.


                                          1.

    2. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of Series A Preferred Stock computed using the following formula:

              X = Y (A - B)
                  ---------
                     A

    Where     X =  the number of shares of Series A Preferred Stock to be issued to the Holder

              Y = the number of shares of Series A Preferred Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

              A = the fair market value of one share of the Company's Series A Preferred Stock (at the date of such calculation)

              B =  Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Series A Preferred Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there is a public market for the Company's Common Stock, the fair market value per share shall be the product of
(i) the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of the WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) for the ten (10) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible at the time of such exercise.

    3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of shares of Series A Preferred Stock subject to this Warrant shall be subject to adjustment from time to time as follows:

         3.1  SUBDIVISION OR COMBINATION OF STOCK.

              (a) If at any time or from time to time after the date of this Warrant (the "Issue Date") the Company shall subdivide its outstanding shares of Series A Preferred Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately


                                          2.

reduced, and conversely, in case the outstanding shares of Series A Preferred Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

              (b)  Upon each adjustment of the Exercise Price as provided in
Section 3.1(a) above, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Series A Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         3.2 ADJUSTMENT FOR STOCK DIVIDENDS. If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Series A Preferred Stock or securities convertible into shares of Series A Preferred Stock, the Exercise Price and the number of shares to be obtained upon exercise of this Warrant shall be proportionately adjusted to reflect the issuance of any shares of Series A Preferred Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

         3.3 ADJUSTMENT FOR REORGANIZATIONS. In case, at any time prior to the Expiration Date of any capital reorganization, this Warrant shall, after such reorganization, be exercisable so that upon exercise the Holder shall procure, in lieu of each share of Series A Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such reorganization, by the holder of one share issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to such reorganization. The provisions of this Section 3.3 shall similarly apply to successive reorganizations.

         3.4 MINIMAL ADJUSTMENTS. No adjustment in the Exercise Price and/or the number of shares of Series A Preferred Stock subject to this Warrant need be made if such adjustment would result in a change in the Exercise Price of less than one cent ($0.01) or a change in the number of subject shares of less than one-hundredth (1/100th) of a share. Any adjustment less than these amounts which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of at least these amounts.

         3.5 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 3, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of the Holder, furnish or cause to be furnished to the


                                          3.

Holder a like certificate setting forth (a) such adjustments and readjustments,
(b) the then effective Exercise Price and number of shares of Series A Preferred Stock subject to the Warrant, and (c) the then effective amount of securities (other than Series A Preferred Stock) and other property, if any, which would be received upon exercise of the Warrant.

    4. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

    5. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all such shares of Series A Preferred Stock and other stock, securities and property as from time to time are receivable upon the exercise of this Warrant. If at any time the number of authorized but unissued shares of Series A Preferred Stock shall not be sufficient to effect the exercise of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Preferred Stock to such number of shares as shall be sufficient for such purposes.

    6. NOTICES OF RECORD DATE. Upon (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any transfer of all or substantially all the assets of the Company to any other person, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or (c) the first fully underwritten public offering of the Company's Common Stock such as will cause this Warrant to expire, the Company shall mail to each Holder at least twenty (20) days prior to the record date specified therein a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, (iii) the closing date of the fully underwritten public offering, and (iv) the date, if any, that is to be fixed as to when the holders of record of Series A Preferred Stock (or other securities at that time receivable upon exercise of the Warrant) shall be entitled to exchange their shares of Series A Preferred Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.


                                          4.

    7. EXCHANGES OF WARRANT. Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the Holder named on the face hereof) to the Company at its principal office, the Company, at its expense, will issue and deliver a new Warrant or Warrants calling in the aggregate for the same number of shares of Series A Preferred Stock, in the denomination or denominations requested, to or on the order of such Holder upon payment by such Holder of any applicable transfer taxes; provided that any transfer of the Warrant shall be subject to the conditions on transfer set forth herein.

    8. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine,or (in the case of mutilation) upon surrender and cancellation hereof, the Company, at its expense, shall issue a replacement.

    9. NOTICES. All notices and other communications from the Company to the Holder shall be mailed by first-class, registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder who has furnished an address to the Company in writing. Notice shall be deemed given three (3) days after deposit in the mails as aforesaid or upon delivery if personally delivered.

    10. CHANGE; WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

    11. HEADINGS. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof.

    12. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of California as applied to contracts entered into between California residents and to be performed entirely in the State of California.

    13. EXPIRATION DATE. This Warrant will be wholly void and of no effect after 5:00 p.m. (San Francisco time) on the date (the "Expiration Date") which is the earlier of (a) December 31, 1995, (b) the closing date of the first registration statement under the Securities Act of 1933, as amended (the "Act") covering any fully underwritten public offering of Common Stock of the Company at an offering price of at least $5.00 per share (as appropriate adjusted for any stock dividend, stock split, recapitalization or consolidation of the Common Stock) and resulting in the receipt by the Company of at least $7,500,000 in gross proceeds (before payment of underwriting discounts and commissions), or
(c) the effective date of a merger, reorganization or sale of all or substantially all of the Company's assets following which the stockholders of the Company immediately prior to such transaction own less than fifty percent (50%) of the voting securities of the surviving corporation (or its parent, if any); provided that, if the last day


                                          5.

on which this Warrant may be exercised, or on which it may be exercised at a particular Exercise Price, is a Sunday or a legal holiday or a day on which banking institutions doing business in the City of San Francisco are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (San Francisco time) on the next succeeding full business day with the same force and effect and at the same Exercise Price as if exercised on such last day specified herein.

    14. TRANSFER RESTRICTIONS. The Company is relying upon an exemption from registration of this Warrant and the shares of Series A Preferred Stock issuable upon exercise hereof under the Act and applicable state securities laws. The Holder by acceptance hereof represents that the Holder understands that neither this Warrant nor the Series A Preferred Stock issuable upon exercise hereof (or shares of any security into which such Series A Preferred Stock may be converted) has been registered with the Securities and Exchange Commission nor under any state securities law, and that neither this Warrant nor the Series A Preferred Stock issuable upon exercise hereof (or shares of any security into which such Series A Preferred Stock may be converted) can be sold or transferred unless registered under the Act and under any applicable state securities laws, or unless an exemption from such registration is available. By acceptance hereof, the Holder represents and warrants that (a) it is acquiring the Warrant (and the shares of Series A Preferred Stock issuable upon exercise thereof) for its own account for investment purposes and not with a view to distribution, (b) has received all such information as the Holder deems necessary and appropriate to enable the Holder to evaluate the financial risk inherent in making an investment in the Company, and satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, (c) the Holder's acquisition of shares upon exercise hereof will be a highly speculative investment, (d) the Holder is able, without impairing its financial condition, to hold such shares for an indefinite period of time and to suffer a complete loss of the Holder's investment, and (e) the Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquisition of this Warrant and the shares issuable upon exercise hereof and of making an informed investment decision with respect thereto. Each certificate representing shares of Series A Preferred Stock issued upon exercise of this Warrant shall have conspicuously endorsed on its face, at the time of its issuance, such legends as counsel to the Company deems necessary or appropriate, including without limitation the legend set forth on the top of the face page of this Warrant.


                                          6.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on the date first set forth above.

                                       CV THERAPEUTICS, INC.


                                       By:
                                          ------------------------------------
                                            Louis G. Lange, M.D., Ph.D.
                                            President and Chief Executive
                                            Officer


                                          7.

                                  SUBSCRIPTION FORM

[To be executed if holder desires to exercise the Warrant]

    The undersigned, holder of this Warrant, (1) hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder,_______________ full shares of the Series A Preferred Stock of CV Therapeutics, Inc. provided for therein, (2) makes payment in full of the purchase price of such shares, (3) requests that certificates for such shares be issued in the name of


     ----------------------------------------------------------------------
                           (Please print name and address)


     ----------------------------------------------------------------------
             (Please insert social security or other identifying number)

and (4) if said number of shares shall not be all the shares purchasable thereunder, requests that a new Warrant for the unexercised portion of this Warrant be issued in the name of and delivered to:


     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                           (Please print name and address)



Dated:
         --------------------

Signature:
         --------------------


                                          8.

                               AMENDMENT NUMBER ONE TO
                      SERIES A PREFERRED STOCK PURCHASE WARRANT


    This AMENDMENT NUMBER ONE to that certain SERIES A PREFERRED STOCK PURCHASE WARRANT issued to INSTITUTIONAL VENTURE PARTNERS V (the "Warrantholder") by CV THERAPEUTICS, INC., a Delaware corporation (the "Company") dated as of October 2, 1992 (the "Warrant"), is made and entered into as of September 8, 1995, by and among the Company and the Warrantholder (the "Amendment").

                                       RECITALS

    A. The Company and the Warrantholder entered into that certain Warrant described above pursuant to which the Warrantholder is entitled, on the terms set forth therein, to purchase from the Company, on or before the Expiration Date (as defined therein) two hundred and forty six thousand two hundred and fifty (246,250) shares of Series A Preferred Stock of the Company at a price of $0.80 per share, subject to adjustment as provided in the Warrant.

    B. The Company desires that the Warrantholder purchase shares of Series E Preferred Stock of the Company and the Warrantholder desires to do so provided that the date set forth in subparagraph (a) of Section 13 of the Warrant be changed from "December 31, 1995" to "September 8, 1997."

    In consideration of the foregoing and the mutual promises and covenants set forth herein, the parties hereto agree that the Warrant is amended as follows:

1.  EXTEND THE TERM OF THE WARRANT.

    1.1 Subparagraph (a) of Section 13 of the Warrant is hereby amended to read as follows:

    "(a) September 8, 1997,"

2.  NO OTHER AMENDMENT, ETC.

    2.1 Except as set forth herein, all terms of the Warrant shall continue in full force and effect.

    2.2 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.


                                          1.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to the Warrant effective as of the date first above written.


THE COMPANY:


CV THERAPEUTICS, INC.



By: /s/ Louis G. Lange
   --------------------------------
    Louis G. Lange, M.D., Ph.D.
    President and Chief Executive Officer



THE WARRANTHOLDER:

INSTITUTIONAL VENTURE PARTNERS V


By: /s/ Sam Colella
   --------------------------------
    Name:
    Title:


                                          2.